UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

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AFBA 5STAR FUND, INC.

(Name of Registrant as Specified in its Charter)

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AFBA 5STAR FUND, INC.
909 North Washington Street
Alexandria, Virginia 22314

February 19, 2008

Dear AFBA 5Star Small Cap Fund Shareholders:

We are asking you to consider and vote on several important matters relating to your investment in the AFBA 5Star Small Cap Fund (the “Fund”). Proposals 1 through 4 below were included as part of a fund complex-wide proxy solicitation last Fall. Although shareholders of each of the other AFBA 5Star Funds approved the proposals applicable to them, we did not receive enough shareholder votes to approve the proposals for the Fund. Consequently, we are asking you to consider and vote on the following proposals included in the attached proxy statement.

1.	Approval of new sub-advisory agreements for the Fund;

2.	Approval of a plan to reorganize the Company from a Maryland corporation into a Delaware statutory trust;

3.	Approval of the use of a “manager of managers” structure for the Fund;

4.	Approval of the re-classification of the Fund’s investment objective as non-fundamental; and

5.	Approval of the payment of interim sub-advisory fees to the Fund’s sub-advisers.

Please take a moment to review the enclosed proxy statement and vote the attached proxy card. For those Fund shareholders who voted their shares in the prior proxy solicitation, we thank you and urge you to vote again.

The proposals described above will be considered at a Special Annual Meeting of Shareholders of the Fund. The meeting has been scheduled for March 31, 2008 (the “Meeting”). The enclosed Notice of Special Meeting and Proxy Statement describe the proposals affecting the Fund. Please review and consider each of the proposals carefully.

The Fund’s Board of Directors (the “Board”) has reviewed and approved these proposals and believes them to be in the best interests of shareholders. Accordingly, the Board recommends that you vote in favor of each proposal. Whether or not you plan to attend the Meeting, please promptly sign and return the enclosed proxy card.

Please call our proxy solicitor, PFPC Proxy Services, at 1-866-745-0265, if you have any questions. Your vote is important to the Fund, no matter how many shares you own. Thank you in advance for considering these proposals and for promptly returning your proxy card.

Sincerely,

Robert E. Morrison, Jr.,
President

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

WHO IS ASKING FOR MY VOTE?

The Board of Directors (the “Board”) of AFBA 5Star Fund, Inc. (the “Company”), on behalf of the AFBA 5Star Small Cap Fund (the “Fund”), is asking for your vote at the shareholder meeting scheduled for March 31, 2008 (the “Meeting”):

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

Shareholders of the Fund are being asked to approve the following:

1. New investment sub-advisory agreement(s) for the Fund;

2. Reorganization of the Company’s form of organization from a Maryland corporation (the “Corporation”) to a Delaware statutory trust (the “Trust”) (the “Reorganization”);

3. The use of a “manager of managers” structure;

4. The reclassification of the Fund’s fundamental investment objective and policies as non-fundamental; and

5. The payment of interim sub-advisory fees to the Fund’s sub-advisers.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors recommend that you vote FOR each of the Proposals.

WHEN WOULD THE CHANGES ABOVE TAKE PLACE?

The proposals above, if approved by shareholders, with the exception of the Reorganization, are expected to become effective immediately after the shareholders approve the Proposals. It is expected that the Reorganization would occur on or about April 15, 2008. You would receive notice of any material changes to this schedule.

WILL THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

The value of your Fund account would not change as a result of the Reorganization. Your Fund shares would be exchanged for an equal number of shares of a corresponding series of the Trust in the Reorganization. The total value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

WHO WOULD PAY FOR THE REORGANIZATION?

The Fund’s Adviser will pay for the costs of this proxy solicitation and of the Reorganization.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on February 19, 2008 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy Statement were mailed to shareholders of record on or about February 20, 2008.

I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

Your vote makes a difference. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with its Meeting. If this happens, we will need to solicit votes again.

HOW CAN I VOTE?

You can vote your shares in any of the following ways:

•	By mail, using the enclosed proxy card.

•	In person at the Meeting.

•	By toll-free telephone.

•	Through the Internet.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Company at or prior to the Meeting; or (3) attending the Meeting and voting in person.

WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE PROPOSALS?

Each of the proposals is discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call 1-866-745-0265.

AFBA 5STAR FUND, INC.
909 North Washington Street
Alexandria, Virginia 22314

NOTICE OF SPECIAL ANNUAL MEETING OF
SHAREHOLDERS
TO BE HELD ON MARCH 31, 2008

NOTICE IS HEREBY GIVEN that a special annual meeting (the “Meeting”) of the shareholders of the AFBA 5Star Small Cap Fund (the “Fund”) of AFBA 5Star Fund Inc. (the “Company”) will be held at 909 N. Washington Street, Alexandria, Virginia at 11:00 a.m. (Eastern Time) on March 31, 2008.

During the Meeting, Fund shareholders will vote on the following proposals (each a “Proposal”):

PROPOSAL 1:	To approve new sub-investment advisory agreements for the Fund between AFBA Investment Management Company and:

Proposal 1(a):	Bjurman, Barry & Associates, under which BB&A would serve as one of three sub-advisers to the Fund.

Proposal 1(b):	TrendStar Advisers, LLC, under which TrendStar would serve as one of three sub-advisers to the Fund.

Proposal 1(c):	The London Company of Virginia, under which the London Company would serve as one of three sub-advisers to the Fund.

PROPOSAL 2:	To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust.

PROPOSAL 3:	To approve a “manager of managers” structure for the Fund.

PROPOSAL 4:	To approve the reclassification of the Fund’s investment objective from fundamental to non-fundamental.

PROPOSAL 5:	To approve the payment of interim sub-advisory fees to the Fund’s sub-advisers.

Please note that a separate vote is required for each Proposal (or Sub-Proposal, as described in the Proxy Statement).

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of the Fund as of the close of business on February 19, 2008 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

Andrew J. Welle
Secretary

Alexandria, Virginia
February 19, 2008

PLEASE SIGN AND RETURN YOUR PROXY CARD
IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF
THE NUMBER OF SHARES YOU OWN.

AFBA 5STAR FUND, INC.
909 North Washington Street
Alexandria, Virginia 22314

PROXY STATEMENT

SPECIAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 31, 2008

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement is being furnished by the Board of Directors of AFBA 5Star Fund, Inc. (the “Company”) on behalf of the AFBA 5Star Small Cap Fund (the “Fund”) in connection with the solicitation of proxies for use at the special annual meeting (the “Meeting”) of shareholders to be held at the principal executive offices of the Company, 909 North Washington Street, Alexandria, Virginia 22314 at 11:00 a.m. Eastern Time on March 31, 2008 and at any and all adjournment(s) or postponement(s) thereof:

This Proxy Statement, the Notice of the Special Annual Meeting of shareholders, proxy cards and voting instructions were first mailed to shareholders of record on or about February 20, 2008, or as soon as practicable thereafter.

This Proxy Statement sets forth concisely the information that Fund shareholders should know in order to evaluate each of the following proposals (each a “Proposal”). Proposal 1 is comprised of a series of sub-proposals, which are described later in this Proxy Statement.

PROPOSAL 1:	To approve new sub-investment advisory agreements for the Fund between AFBA Investment Management Company (the “Adviser”) and:

Proposal 1(a):	Bjurman, Barry & Associates (“BB&A”), under which BB&A would serve as one of three sub-advisers to the Fund.

Proposal 1(b):	TrendStar Advisors, LLC (“TrendStar”), under which TrendStar would serve as one of three sub-advisers to the Fund.

Proposal 1(c):	The London Company of Virginia (the “London Company”), under which the London Company would serve as one of three sub-advisers to the Fund.

PROPOSAL 2:	To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust.

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PROPOSAL 3:	To approve a “manager of managers” structure for the Fund.

PROPOSAL 4:	To approve the reclassification of the Fund’s investment objective from fundamental to non-fundamental.

PROPOSAL 5:	To approve the payment of interim sub-advisory fees to the Fund’s sub-advisers.

Fund shareholders of record at the close of business on February 19, 2008 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record on the Record Date is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to the Fund presented at the Meeting.

This Proxy Statement should be kept for future reference. The most recent annual report of the Fund, including financial statements, for the fiscal year ended March 31, 2007 has been mailed previously to shareholders. If you would like to receive additional copies of the shareholder report free of charge, or copies of any subsequent shareholder report, please contact the AFBA 5Star Funds by writing to the address set forth on the first page of this Proxy Statement or by calling (888) 578-2733. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1, 2, 3, 4 and 5
(INCLUDING ANY SUB-PROPOSALS)

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PROPOSAL 1:

TO APPROVE NEW SUB-INVESTMENT ADVISORY
AGREEMENTS FOR THE FUND

(THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 1(A) THROUGH 1(C))

COMMON INFORMATION FOR PROPOSALS 1(A) — 1(C)

Introduction

At the Meeting, the AFBA 5Star Small Cap Fund’s (the “Fund”) shareholders will be asked to approve definitive sub-advisory agreements (each, a “Proposed Sub-Advisory Agreement” and, collectively, the “Proposed Sub-Advisory Agreements”) between AFBA Investment Management Company (the “Adviser”) and each of the following sub-advisers (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”): Bjurman, Barry & Associates (approximately 40% of the Fund’s portfolio) (“BB&A”); TrendStar Advisors, LLC (approximately 40% of the Fund’s portfolio) (“TrendStar”); and The London Company of Virginia (approximately 20% of the Fund’s portfolio) (the “London Company”).

Currently, each Sub-Adviser is serving as sub-adviser to the Fund pursuant to an interim sub-advisory agreement between the Sub-Adviser and the Adviser (each an “Interim Agreement” and, collectively, the “Interim Agreements”).

The investment affairs of the Fund are managed by the Adviser. Prior to July 16, 2007, the Adviser had retained Kornitzer Capital Management, Inc. (“KCM”) as the sole sub-adviser for the Fund. KCM ceased serving as the Fund’s sole sub-adviser effective July 15, 2007. At the June Meeting, however, the Adviser recommended, and the Company’s Board of Directors approved, the use of multiple sub-advisers to diversify the portfolios of all the Company’s funds, including the Fund, among various sub-advisers and to eliminate the risks in having a sole sub-adviser advise all of the Company’s funds. Consequently, the Adviser identified a group of new sub-advisers to advise the Fund. In connection with this change, at the June Meeting, the Adviser recommended, and the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act (“Independent Directors”), approved, the appointment of the Sub-Advisers as the new sub-advisers for the Fund and each Interim Agreement. The Board, including a majority of the Independent Directors, also approved the Proposed Sub-Advisory Agreements for each Sub-Adviser and the submission of the Proposed Sub-Advisory Agreements to Fund shareholders for approval. Following these Board approvals, effective July 16, 2007, the Sub-Advisers

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began managing the Fund’s assets pursuant to the Interim Agreements until shareholders approve the Proposed Sub-Advisory Agreements.

Material Provisions and Comparison of the Current and Proposed Sub-Advisory Agreements

KCM Agreement

Prior to July 16, 2007, KCM managed the day-to-day operations of the Fund pursuant to a sub-advisory agreement between the Adviser and KCM dated April 1, 2001 (the “KCM Agreement”). The Board of Directors most recently voted to renew the KCM Agreement on January 31, 2007. The KCM Agreement was submitted and approved by the initial sole shareholder of the Fund on October 12, 2001. The KCM Agreement has not been resubmitted to Fund shareholders since its initial approvals because it had not been materially amended.

Interim Agreements

Because KCM ceased serving as the Fund’s sole sub-adviser prior to the Meeting at which the Fund’s shareholders will vote on the Proposed Sub-Advisory Agreements, the Board also approved the Interim Agreements and the appointment of the Sub-Advisers on an interim basis to begin managing the Fund prior to the Meeting. This interim appointment allows for the provision of uninterrupted sub-advisory services to the Fund formerly managed by KCM. The Board’s appointment of the Sub-Advisers under the Interim Agreements became effective on July 16, 2007 (the “Interim Effective Date”). As provided in the Interim Agreements, the Adviser will, in its capacity as investment manager for the Fund, determine what portion of the Fund’s assets should be allocated to a particular Sub-Adviser. The percentage of the Fund’s total assets that will be allocated to a particular Sub-Adviser may be modified, from time to time, in the Adviser’s sole discretion.

Each Interim Agreement between the Sub-Advisers and the Adviser is substantially the same in form and provisions to the KCM Agreement, except for the provisions relating to term, termination and compensation. Under the KCM Agreement, KCM received an annual fee of 0.33% of the Fund’s daily net assets from the Adviser. Under the Interim Agreements, the Adviser will pay each Sub-Adviser for the costs the Sub-Adviser’s services under the Interim Agreements, provided, however, that such costs do not exceed 0.33% of the average daily net assets of the portion of the Fund that a Sub-Adviser is managing. The Interim Agreements will continue in effect until Fund shareholders approve the Proposed Sub-Advisory Agreements. (The Fund’s prior proxy statement erroneously stated that the Interim Agreements will continue in effect for no greater than 150 days from the Interim Agreements’ effective date.) The Interim Agreements also

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provide that they may be terminated: (i) by action of the Board, or pursuant to a vote of a majority of the outstanding voting securities of the Fund, at any time, without payment of a penalty, on written notice to the applicable Sub-Adviser(s); (ii) by a Sub-Adviser at any time upon 60 days’ written notice to the Adviser and the Company; and (iii) automatically in the event of its assignment or upon termination of the management agreement between the Adviser and the Company (the “Management Agreement”).

Proposed Sub-Advisory Agreements

Each of the Proposed Sub-Advisory Agreements is identical in form and provisions. The form of the Proposed Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement. Below is a comparison of the material provisions of the KCM Agreement and the Proposed Sub-Advisory Agreements.

Asset Segregation.  In connection with the new multi-manager approach of the Fund, the Proposed Sub-Advisory Agreements contemplate that the Adviser will retain the responsibility to assign assets of the Fund to each Sub-Adviser and that each Sub-Adviser may manage all or a portion of the Fund’s assets pursuant to the Adviser’s assignment. The KCM Agreement did not contemplate that KCM would manage less than the entire asset pool of the Fund.

Advisory Services.  Under the Proposed Sub-Advisory Agreements, the Adviser will retain each Sub-Adviser as a sub-investment adviser for the Fund, subject to the supervision of the Board of Directors of the Company and the Adviser. The services to be provided to the Fund by the Sub-Advisers under the Proposed Sub-Advisory Agreements will be substantially the same as those previously provided by KCM and currently provided by the Sub-Advisers under the Interim Agreements.

Under the KCM Agreement, KCM was responsible for the day-to-day portfolio management of the Fund and determined from time to time the securities and other investments that were purchased, retained or sold with respect to the Fund. KCM provided these services in accordance with the Fund’s investment objective, policies and restrictions, as stated in its current prospectuses and statement of additional information (together, the “Prospectus”). In addition, the Adviser delegated to KCM, and KCM was responsible for, voting all securities in which the Fund was invested, without seeking instruction from the Adviser. The KCM Agreement did not, however, contractually require KCM to provide its services in accordance with the Fund’s investment objective, policies and restrictions, as stated in its current Prospectus, although KCM had a fiduciary duty to do so. In addition, the KCM Agreement did not contractually require KCM to take responsibility for voting all securities in which the Fund was invested. Each Sub-Adviser will have the same obligations and duties under the Proposed Sub-

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Advisory Agreements as set forth above, but all such obligations and duties are set forth as contractual provisions in the Proposed Sub-Advisory Agreements.

Fees and Expenses Generally.  The KCM Agreement provided that KCM would receive a set fee for its services to be payable monthly, but did not contain provisions regarding which party would be responsible for expenses incurred by KCM in connection with the services that it provided to the Fund or the ability of the Adviser to prorate fees if the KCM Agreement was terminated prior to the end of a month. The Proposed Sub-Advisory Agreements provide that the Sub-Advisers are each responsible for expenses incurred in connection with the services provided under the Proposed Sub-Advisory Agreements, other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for the Fund.

Compliance Policies and Procedures and Reports.  KCM maintained a compliance program, including a Code of Ethics, in accordance with federal securities laws, but was not contractually required to do so under the KCM Agreement. The Proposed Sub-Advisory Agreements require each Sub-Adviser to provide the Fund’s Chief Compliance Officer with (1) the Sub-Adviser’s compliance policies and procedures for compliance; (2) the Sub-Adviser’s code of ethics; (3) all material changes to such policies and procedures and code of ethics; (4) reports and certifications regarding the Sub-Adviser’s compliance with its and the Company’s compliance policies and procedures and code of ethics; and (5) any material compliance matters that may have occurred, among other things.

Brokerage.  The KCM Agreement, subject to the primary objective of obtaining best execution, permitted KCM to place orders for the purchase and sale of portfolio securities and other instruments with broker-dealers who provided brokerage and research services. Subject to such policies and procedures adopted by the Board of Directors, under the KCM Agreement, KCM also was permitted to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where KCM had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction, KCM’s overall responsibilities with respect to the Fund or KCM’s other advisory clients for which KCM exercised investment discretion. The Proposed Sub-Advisory Agreements contain substantially similar provisions, with the addition that the Board of Directors of the Company may terminate such authorization with respect to the Fund at any time for any reason.

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In addition to the provisions above included in the KCM Agreement, the Proposed Sub-Advisory Agreements also provide that the Sub-Advisers may allocate purchase and sale orders for portfolio securities to brokers or dealers that are affiliated with the Adviser or a Sub-Adviser or the Company’s principal underwriter, if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms and provided that the transactions would be consistent with the Company’s policies and procedures regarding affiliated transactions and the 1940 Act and the rules and regulations thereunder. The Proposed Sub-Advisory Agreements also provide that, consistent with a Sub-Adviser’s fiduciary obligation to the Fund and the Sub-Adviser’s other clients, the Sub-Adviser may aggregate trade orders in order to obtain the most favorable price or lower brokerage commission and efficient execution, to the extent permitted by applicable laws and regulations. The KCM Agreements did not specifically provide for such brokerage transactions, although KCM had the ability to utilize such practices in accordance with applicable laws and regulations.

Standard of Care.  Under the KCM Agreement, KCM had a responsibility to provide the services set forth in the KCM Agreement “to the best of its ability.” Under the Proposed Sub-Advisory Agreements, each Sub-Adviser would be obligated to exercise the same degree of skill, care and diligence in performing its services to the Fund as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities, and that a prudent manager would exercise under the circumstances. The standard of care required in the Proposed Sub-Advisory Agreements is a heightened standard of care to protect the Fund and its shareholders against potential conflicts of interest in a manager managing multiple accounts.

Limitation of Liability and Indemnification.  The KCM Agreement provided that KCM would not be liable for any error of judgment, mistake at law or for any loss suffered by the Adviser of the Company in connection with any matters to which the KCM Agreement related except that nothing would protect KCM against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under the KCM Agreement. The Proposed Sub-Advisory Agreements contain identical provisions.

The KCM Agreement did not contain any provisions to indemnify the Adviser, the Company or the Fund for any liability or expenses that may be sustained as a result of KCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the KCM Agreement. The Proposed Sub-Advisory Agreements, however, contain provisions that require each Sub-Adviser to indemnify the Adviser, the Company or the Fund and their respective affiliates

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and controlling persons for any liability or expenses that may result from a Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard for its duties under the Proposed Sub-Advisory Agreements. Additionally, the Proposed Sub-Advisory Agreements require the Adviser to indemnify the Sub-Advisers, their respective affiliates and controlling persons for any breach by the Adviser of the Proposed Sub-Advisory Agreements or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard for its duties under the Proposed Sub-Advisory Agreements or violation of applicable law.

Continuance.  If Fund shareholders approve the Proposed Sub-Advisory Agreements, each Proposed Sub-Advisory Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreements may be continued from year to year thereafter by a majority vote of the Board of Directors or by a vote of a majority of all votes attributable to the outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The KCM Agreement contained an identical provision.

Termination.  The KCM Agreement provided that it automatically terminated with the Management Agreement, on 60 days’ written notice by the Company to the Adviser, without the payment of any penalty. The KCM Agreement also provided that it would immediately terminate in the event of its assignment.

The Proposed Sub-Advisory Agreements may be terminated, without the payment of a penalty, by the Adviser or by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of a Fund) at any time. A Sub-Adviser may terminate the Proposed Sub-Advisory Agreement on 90 days’ written notice to the Adviser and the Company, without the payment of a penalty. The Proposed Sub-Advisory Agreement also provides that it will terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No-Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Management Agreement. In addition, the Proposed Sub-Advisory Agreement provides that if there is a change of control of the Sub-Adviser that would act to terminate the Proposed Sub-Advisory Agreement and if a vote of shareholders to approve continuation of the Proposed Sub-Advisory Agreement is deemed by counsel to the Company to be required, the Sub-Adviser is required to assume all reasonable costs associated with soliciting shareholders of the Fund of the Company to approve the continuation of the Proposed Sub-Advisory Agreement.

Other.  The Proposed Sub-Advisory Agreements contain provisions regarding the Sub-Advisers compliance with federal securities laws and cooperation with any regulatory or compliance examinations or inspections; notice

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requirements regarding changes in the investment strategies of the Fund, portfolio manager changes or potential litigation, administrative or investigative proceedings; the providing of certain information to the Company upon request; and certain representations and warranties of the Sub-Adviser and the Adviser. In addition, the Sub-Advisory Agreements contain provisions regarding the governing law of the contracts, severability provisions and other provisions to clarify the Proposed Sub-Advisory Agreements. The KCM Agreement did not contain such provisions. These provisions were included in the Sub-Advisory Agreements to clarify and modernize the contractual provisions to prevent misinterpretation and unintentional breach of the Proposed Sub-Advisory Agreements.

Proposed Sub-Adviser Fees

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreements for each of the proposed Sub-Advisers will not affect the overall investment advisory fee payable by the Fund to the Adviser. The annual rate of sub-advisory fees payable to each Proposed Sub-Adviser by the Adviser under each Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the segment of the Fund that is managed by a Sub-Adviser. This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determinations to recommend BB&A, TrendStar and London Company as Sub-Advisers to the Small Cap Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Fund to a multiple sub-adviser approach. The Adviser explained that: (i) BB&A’s management of investment companies and institutional accounts using BB&A’s small cap strategy, which is a similar strategy to the Fund’s, had demonstrated a disciplined and proven investment process that had generated strong, risk-adjusted returns over the past three and five year periods; (ii) TrendStar’s management of an investment company and separate accounts using TrendStar’s small cap strategy, which is a similar strategy to that of the Fund, had demonstrated a disciplined and proven investment process that had generated strong, risk adjusted returns over the past three year period; and (iii) the London Company’s management of separate and institutional accounts using the London Company’s small cap strategy, which is a similar strategy to that of the Fund, had demonstrated a disciplined and proven investment process that had generated strong, risk-adjusted returns over the past

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one, three and five year periods. Moreover, the Adviser explained that each Sub-Adviser’s management of its small cap strategy suggested that there was compatibility among the investment philosophies and methodologies of BB&A, TrendStar and the London Company.

The Adviser explained that, as provided in the Interim and Proposed Sub-Advisory Agreements, the Adviser, in its capacity as investment manager for the Fund, will assign a portion of the Fund’s assets to BB&A, TrendStar and the London Company, respectively, to be managed by them. The percentage of the Fund’s total assets that may be allocated to each Sub-Adviser may be modified, from time to time, in the Adviser’s sole discretion.

As previously discussed, the Adviser recommended that BB&A, TrendStar and the London Company begin providing sub-advisory services to the Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement in order to seek the benefits of BB&A’s, TrendStar’s and the London Company’s advisory services in the wake of KCM’s departure. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreements to permit each Sub-Adviser to manage its segment of the Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreements between the Adviser and each of BB&A, TrendStar and the London Company and the submission of the Proposed Sub-Advisory Agreements to Fund shareholders for approval.

In determining to approve the Interim Agreements and the Proposed Sub-Advisory Agreements with BB&A, TrendStar and the London Company for their services to the Fund, the Board received and reviewed a variety of information from the Adviser and the Sub-Advisers, including information relating to: (1) the nature, extent and quality of services to be provided to the Fund by BB&A, TrendStar and the London Company; (2) fees and performance of other accounts managed by BB&A, TrendStar and the London Company; and (3) the level of the sub-advisory fees that would be paid to BB&A, TrendStar and the London Company, respectively, for their services to the Fund.

The Board first considered the nature, extent and quality of the services to be provided by BB&A, TrendStar and the London Company. The Board considered the quality of the portfolio management services to be provided to the Fund, based on the information given to the Board; the experience of portfolio management teams at BB&A, TrendStar and the London Company; the quality of each Sub-Adviser’s reputation; and the operations and financial strength of each Sub-Adviser. The Board further considered each Sub-Adviser’s expertise with and performance record of its other clients with similar investment mandates as the Fund. The Directors took into consideration and were satisfied with the

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qualifications, expertise and performance of each Sub-Adviser’s management team that would be responsible for the management of its portion of the Fund’s assets. Based on the totality of the information considered, the Board concluded that BB&A, TrendStar and the London Company had the ability to provide sub-advisory services to the Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreements by the Adviser with respect to each Sub-Adviser’s services to the Fund. The Board considered that under the Interim Agreements, each Sub-Adviser’s fee would not exceed 0.33% of the average daily net assets of the segment of the Fund managed by it. The Board then considered that the compensation payable to BB&A, TrendStar and the London Company under the Proposed Sub-Advisory Agreements is identical to the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with allocating the Fund’s assets among the Sub-Advisers and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other accounts managed by BB&A, TrendStar and the London Company, and concluded that the fees that each Sub-Adviser would received for its services to the Fund were below the fees charged by the Sub-Adviser for accounts requiring like services and management. With respect to the possibility of realizing economies of scale with respect to the Fund, the Board noted that the fee schedule to be paid by the Adviser to BB&A, TrendStar and the London Company for their services was less than the lowest fee schedule that each Sub-Adviser offered to its other clients and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to BB&A, TrendStar and the London Company as a result of their relationship with the Fund; such as the research services available to each Sub-Adviser through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fees and fee structure.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by BB&A, TrendStar and the London Company, the Board concluded that the level of fees to be paid to each Sub-Adviser is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreements and the Proposed Sub-Advisory Agreements, the Board considered all relevant

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factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreements and the Proposed Sub-Advisory Agreements would be in the best interests of the Fund and its shareholders.

Required Vote

Approval of Proposals 1(a)-1(c) by the Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of the Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF
PROPOSALS 1(A) – 1(C)

SUB-PROPOSAL 1(A):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND BJURMAN, BARRY & ASSOCIATES FOR THE AFBA 5STAR SMALL CAP FUND

The investment affairs of the Fund are managed by the Adviser. The Adviser has currently divided the Fund’s portfolio among three sub-advisers. BB&A and TrendStar are each managing approximately 40% of the Fund’s assets and the London Company is managing approximately 20% of the Fund’s assets. From the Fund’s inception until July 15, 2007, the Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as the Fund’s sub-adviser effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Fund’s performance would be enhanced by the introduction of three separate sub-advisers for the Fund’s portfolio, the Adviser chose BB&A as one of the new sub-advisers for the Fund. The Adviser also chose TrendStar and London Company to manage the remaining assets of the Fund (see Proposals 1(b) and 1(c) below for more information on TrendStar’s and London Company’s proposed management of the remaining segments of the Fund).

The choice of BB&A to manage a segment of the Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things,

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assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that BB&A is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified BB&A as its choice for co-managing the Fund.

General Information about the Sub-Adviser

BB&A was founded in 1970 and is an investment adviser registered under the Advisers Act. BB&A’s headquarters are located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067. As of December 31, 2007, BB&A had total assets under management of approximately $968.7 million. BB&A is currently wholly owned by O. Thomas Barry, III and George Andrew Bjurman, the directors of BB&A. BB&A is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of BB&A. The positions of the principal executive officers and directors of BB&A constitute their principal occupations. The business address of each person listed below is the same as BB&A’s business address.

Name	Title/Position

George Andrew Bjurman	Director, Chief Executive Officer and President

O. Thomas Barry, III	Director, Chief Investment Officer and Senior Executive Vice President

Stephen W. Shipman	Executive Vice President, Director of Research

Kathy K. Pommet	Chief Compliance Officer

BB&A does not currently manage the assets of any other registered investment companies that have investment objectives and strategies similar to that of the Fund.

None of the officers or Directors of the Fund is an officer, director or shareholder of BB&A, nor do any of the officers or Directors of the Fund have any direct or indirect material interest in BB&A.

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THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1(A) —
THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
THE ADVISER AND BB&A FOR THE SMALL CAP FUND

SUB-PROPOSAL 1(B):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR ADVISORS, LLC FOR THE AFBA 5STAR SMALL CAP FUND

The investment affairs of the Fund are managed by the Adviser. The Adviser has currently divided the Fund’s portfolio among three sub-advisers. BB&A and TrendStar are each managing approximately 40% of the Fund’s assets and the London Company is managing approximately 20% of the Fund’s assets. From the Fund’s inception until July 15, 2007, the Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Fund’s performance would be enhanced by the introduction of three separate sub-advisers for the Fund’s portfolio, the Adviser chose TrendStar as one of the new sub-advisers for the Fund. The Adviser also chose BB&A and London Company to manage the remaining assets of the Fund (see Proposals 1(a) above and 1(c) below for more information on BB&A’s and London Company’s proposed management of the remaining segments of the Fund).

The choice of TrendStar to manage a segment of the Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that TrendStar is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified TrendStar as its choice for co-managing the Fund.

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General Information about the Sub-Adviser

TrendStar is an investment adviser registered under the Advisers Act. TrendStar’s headquarters are located at 7300 College Boulevard, Suite 308, Overland Park, KS 66210. As of December 31, 2007, TrendStar had total assets under management of approximately $300 million. TrendStar is wholly owned by Thomas W. Laming, Kyle R. Bubeck and James R. McBride. TrendStar is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of TrendStar. The positions of the principal executive officers and directors of TrendStar constitute their principal occupations. The business address of each person listed below is the same as TrendStar’s business address.

Name	Title/Position

Thomas W. Laming	Managing Member, President, Chief Executive Officer and Chief Investment Officer

Kyle R. Bubeck	Member, Chief Financial Officer, Chief Compliance Officer and Treasurer

James R. McBride	Member, Vice President and Portfolio Manager

TrendStar currently serves as sole investment adviser for the assets of one other registered investment company that has an investment objective and strategies similar to that of the Small Cap Fund. Information regarding that fund is below:

	Assets
	(as of December 31,
Name:	2007):	Advisory Fee

TrendStar Small Cap Fund	$28,882,064	0.70% on assets up to $100 million
		0.60% on assets over $100 million

None of the officers or Directors of the Fund is an officer, director or shareholder of TrendStar, nor do any of the officers or Directors of the Fund have any direct or indirect material interest in TrendStar.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1(B) — THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR FOR THE SMALL CAP FUND

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SUB-PROPOSAL 1(C):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND THE LONDON COMPANY OF VIRGINIA FOR THE AFBA 5STAR SMALL CAP FUND

The investment affairs of the Fund managed by the Adviser. The Adviser has currently divided the Fund’s portfolio among three sub-advisers. BB&A and TrendStar are each managing approximately 40% of the Fund’s assets and the London Company is managing approximately 20% of the Fund’s assets. From the Fund’s inception until July 15, 2007, the Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Fund’s performance would be enhanced by the introduction of three separate sub-advisers for the Fund’s portfolio, the Adviser chose the London Company as one of the new sub-advisers for the Fund. The Adviser also chose BB&A and TrendStar to manage the remaining assets of the Fund (see Proposals 1(a) and 1(b) above for more information on BB&A’s and TrendStar’s proposed management of the remaining segments of the Fund).

General Information about the Sub-Adviser

The London Company was founded by Stephen M. Goddard, CFA in 1994 and is an investment adviser registered under the Advisers Act. The London Company’s headquarters are located at 1801 Bayberry Court, Suite 301, Richmond, VA 23226. As of December 31, 2007, the London Company had total assets under management of approximately $642 million. London Company is currently wholly owned by Mr. Goddard. The London Company is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of the London Company. The positions of the principal executive officers and directors of the London Company constitute their principal occupations. The business address of each person listed below is the same as the London Company’s business address.

Name	Title/Position

Stephen M. Goddard	President, Chief Investment Officer, Managing Director and Owner

James T. Moody	Director of Research and Portfolio Manager

Louise Mary Swartz	Chief Compliance Officer and Marketing and Client Services Administrator

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The London Company currently does not manage assets of other registered investment companies that have an investment objective and strategy similar to that of the Small Cap Fund.

None of the officers or Directors of the Fund is an officer, director or shareholder of the London Company, nor do any of the officers or Directors of the Fund have any direct or indirect material interest in the London Company.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1(C) —
THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
THE ADVISER AND LONDON COMPANY FOR THE SMALL CAP FUND

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PROPOSAL 2:

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE COMPANY TO REORGANIZE INTO A DELAWARE STATUTORY TRUST

INTRODUCTION

The Board of the Company recommends that the shareholders of the Fund approve an Agreement and Plan of Reorganization (a “Delaware Plan”), substantially in the form attached to this Proxy Statement as Exhibit B, that would change the state and form of organization of the Company from a Maryland corporation to a Delaware statutory trust. This proposed change has been approved by all of the Company’s other funds. This proposed change calls for the reorganization of the Company into a newly formed Delaware statutory trust (the “DE Trust”). The proposed reorganization will be referred to throughout this proxy statement as the “Reorganization.” To implement the Reorganization, the Board of the Company has approved the Delaware Plan, which contemplates the continuation of the current business of the Company in the form of the new DE Trust.

If the Delaware Plan is approved by shareholders of the Fund and the Reorganization is implemented for the Company, a series of the DE Trust (the “DE Fund”) would have the same investment goals, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended fundamental investment restrictions described in Proposal 4 in this proxy statement). The DE Trust’s Board and the officers of the DE Trust would be the same as those of the Company, and would operate the DE Trust in essentially the same manner as they previously operated the Company. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Trust that is equivalent to your interest in the Company. For all practical purposes, a shareholder’s investment in the Fund would not change.

BACKGROUND AND REASONS FOR THE REORGANIZATION

The Board of the Company has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware Statutory Trust Act (the “DSTA”) allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast,

18

Maryland corporations are required to file articles of incorporation, which can be relatively large documents, with the Maryland Secretary of State and must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive. Exhibit C to this proxy statement includes a more complete description of the advantages of the Delaware statutory trust form of organization and the differences between Delaware statutory trusts and Maryland corporations.

PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION

Procedures and General Consequences

Upon completion of the Reorganization, the DE Trust and the DE Fund will continue the business of the Company and the Fund with the same corresponding investment goals and policies as those existing on the date of the Reorganization (including those approved in Proposal 4 of this proxy statement), and will hold the same portfolio of securities previously held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, sub-advisory, distribution and administrative arrangements as those of the Fund. As the successor to the Company’s operations, the DE Trust will adopt the Company’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

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The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Company. To accomplish the Reorganization, the Delaware Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Fund. In exchange for these assets and liabilities, the DE Fund will issue its own shares to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Fund as you held in the corresponding Fund on the date of the Reorganization. The net asset value of each share of the DE Fund will be the same as that of the Fund on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Company will be dissolved and will cease its existence.

The Board may terminate the Delaware Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if it determines that proceeding with DE Reorganization is inadvisable and not in the best interests of Fund shareholders. If the Reorganization is not approved by shareholders of the Fund, or if the Board abandons the Reorganization, the Company will continue to operate as a Maryland corporation.

Investment Advisory and Sub-Advisory Agreements

As a result of the Reorganization, the Fund will be subject to a new investment management agreement between the Trust and Adviser and sub-advisory agreements between the Adviser and the sub-advisers. The new investment management agreement and sub-advisory agreements will be substantially identical to the current investment management agreement and sub-advisory agreements (including those approved in Proposal 1) between the Company and the Adviser and the Adviser and the sub-advisers, respectively.

Shareholder Servicing Agreements and Distribution Plans

The current custody agreement between PFPC Trust Company and the Company and the current transfer agent and shareholder services agreement and administration and accounting agreement between PFPC, Inc. for the Company will be assigned to the new DE Trust. The DE Trust will enter into a new distribution agreement with PFPC Distributors, Inc. for distribution services. This new agreement will be substantially identical to the distribution agreement currently in place for the Company.

As of the effective date of the Reorganization, the DE Trust will have distribution and shareholder servicing plans under Rule 12b-1 of the 1940 Act

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relating to the distribution and shareholder servicing of the classes of shares that are substantially identical to the distribution and shareholder servicing plans currently in place for the corresponding classes of shares of the Fund.

EFFECTS OF SHAREHOLDER APPROVAL OF THE DELAWARE PLAN

Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment management agreement and sub-advisory agreements for a fund. Theoretically, if the Delaware Plan is approved for the Company and the Company is reorganized as the DE Trust, the shareholders of the DE Trust would need to vote on these items in order to comply with the 1940 Act.

In order to comply with these requirements and consistent with SEC guidance, shareholder approval of the Delaware Plan will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Board members of the Company who are in office on the effective date of the Reorganization as trustees of the DE Trust; and (2) new investment management agreement and sub-advisory agreements for the DE Trust that are substantially identical to the investment management and sub-advisory agreements (including those sub-advisory agreements approved by shareholders in Proposal 1 at the Meeting) currently in place for Fund.

If the Delaware Plan is approved by the Fund’s shareholders, then this initial shareholder approval for the new DE Trust will be arranged by the Fund (1) purchasing one share of the corresponding DE Fund; (2) as sole shareholder, voting “FOR” the election of Board members and the investment management agreement and sub-advisory agreements; and (3) then redeeming its shares, all prior to the completion of the Reorganization. These actions will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

CAPITALIZATION AND STRUCTURE OF THE DE TRUST

The DE Trust was formed as a Delaware statutory trust on August 31, 2007, pursuant to Delaware law. The DE Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the same series and classes as the Company.

As of the effective date of the Reorganization, shares of the respective series and classes of the Company and the DE Trust will: (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; (4) have no preemptive or subscription rights; (5) have similar voting and liquidation rights; and (6) have one vote per share and a proportionate

21

fractional vote for each fractional share. Neither the DE Trust nor the Company provides for cumulative voting in the election of its Board members. The DE Trust also will have the same fiscal year as the Company.

EXPENSES OF THE REORGANIZATION

The Adviser has agreed to pay the costs associated with the Reorganization.

TAX CONSEQUENCES

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the Fund will be the same as the basis and holding period of your shares in the DE Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Company, that, under the Internal Revenue Code, the exchange of assets of the Fund for the shares of a corresponding DE Fund, the transfer of such shares to the shareholders of the Fund and the dissolution of the Company pursuant to the Delaware Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the DE Fund or either of their shareholders.

EFFECT OF MY VOTING “FOR” THE DELAWARE PLAN

By voting “FOR” the Delaware Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Board members, investment policies and restrictions, investment management agreement, sub-advisory agreements (including those approved at the Meeting in Proposal 1), distribution and shareholder servicing plans and other service arrangements that are substantially identical to those currently in place for the Fund.

SHAREHOLDER APPROVAL

Proposal 2 must be approved by the Fund’s shareholders, voting separately, by the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote.

If shareholders of each Fund do not approve the Reorganization, the Reorganization will be abandoned.

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2 — APPROVAL OF THE REORGANIZATION OF THE COMPANY INTO A DELAWARE STATUTORY TRUST

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PROPOSAL 3:

TO APPROVE A MANAGER OF MANAGERS STRUCTURE FOR EACH FUND

INTRODUCTION

The Manager of Managers Structure (as defined below) is intended to enable the Fund to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new sub-advisory agreement before such sub-advisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change in control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities.

To comply with Section 15 of the 1940 Act, the Fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser, materially change the terms of a sub-advisory agreement or continue the employment of an existing sub-adviser when that sub-adviser’s sub-advisory agreement terminates because of an “assignment.”

Pursuant to the current Management Agreement between the Fund and the Adviser, the Adviser, subject to the supervision of the Board and approval of shareholders, serves as the Fund’s investment manager. As such, the Adviser is responsible for, among other things, managing the assets of the Fund and making decisions with respect to purchases and sales of securities on behalf of the Fund. The Adviser is permitted under the Management Agreement, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which the Adviser is responsible under such Agreement. If the Adviser delegates investment advisory duties to a sub-adviser, the Adviser remains responsible for all advisory services furnished by the sub-adviser. Before the Adviser may engage a sub-adviser for the Fund, shareholders of the Fund must approve the agreement with such sub-adviser.

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The proposed “manager of managers” structure, however, would permit the Adviser, as the Fund’s investment manager, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). The employment of the Manager of Managers Structure on behalf of the Fund, however, is contingent upon either (i) the Company’s and the Adviser’s receipt of exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”), or (ii) the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, the Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to approve the Funds’ Sub-Advisory Agreements and to vote on other matters, the Board determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to avoid additional meeting and proxy solicitation costs in the future. There can be no assurance that exemptive relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

Adoption and use by the Fund of the Manager of Mangers Structure would only enable the Adviser to hire and replace a sub-adviser (or materially amend a sub-advisory agreement) without shareholder approval. The Manager of Managers Structure would not: (i) permit investment management fees paid by the Fund to be increased without shareholder approval; or (ii) change the Adviser’s responsibilities to the Fund, including the Adviser’s responsibility for all advisory services furnished by a sub-adviser. Additionally, the Manager of Managers Structure would not affect the right of a majority of the Company’s Board, or a majority of the Fund’s outstanding shares, to terminate a Sub-Advisory Agreement at any time without the payment of any penalty.

At the meeting of the Board of Directors held on June 27, 2007 (the “June Meeting”), the Board, including a majority of the Independent Directors, approved the use of the Manager of Managers Structure, subject to shareholder approval and action by the SEC as described above. The shareholders of the Company’s other funds have approved this Proposal. As noted above, the Manager of Managers Structure is intended to enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements. While the Adviser and the Board do not immediately expect to use the Manager of Managers Structure after receipt of necessary SEC approval (by order or rule) by replacing one or more sub-advisers to manage the Fund’s portfolio, the Adviser and the Board do intend to make use of such structure in the future in the event they believe that doing so would likely enhance Fund performance by introducing a different investment style or focus. The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting,

24

which was otherwise required to be held, to avoid additional meeting and proxy solicitation costs in the future.

The Adviser and the Board believe that the employment of the Manager of Managers Structure will: (1) enable the Board to act more quickly and with less expense to the Fund in order to appoint an initial or a new sub-adviser when the Adviser and the Board believe that such appointment would be in the best interests of the Fund’s shareholders; and (2) help the Fund to enhance performance by permitting the Adviser to allocate and reallocate a Fund’s assets among itself and one or more sub-advisers when the Adviser and the Board believe that it would be in the best interests of the Fund’s shareholders (for example, to engage a sub-adviser with a different investment style if deemed appropriate by the Adviser and the Board).

Based on the above, the Board of Directors is hereby soliciting shareholder approval of the employment of the Manager of Managers Structure with respect to the Fund.

FUTURE RIGHTS OF SHAREHOLDERS TO VOTE ON SUB-ADVISORY AGREEMENTS

If this Proposal is approved, the Adviser in the future would be permitted to appoint and replace sub-advisers (including the Sub-Advisers that may be approved at this Meeting) for the Fund and to enter into, and approve amendments to sub-advisory agreements without first obtaining shareholder approval. The employment of the Manager of Managers Structure is contingent upon the receipt by the Company and the Adviser of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of Managers Structure. In all cases, however, (i) the Board, including a majority of the Independent Directors, must approve new or amended sub-advisory agreements; (ii) shareholder approval would not be necessary; (iii) the Adviser’s responsibilities to the Fund would remain unchanged; and (iv) there would be no increase in investment management fees paid by the Fund without further shareholder approval. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, the Adviser will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by law.

Sub-advisory agreements with sub-advisers that are affiliated with the Adviser (“Affiliated Sub-advisers”), if any, generally would remain subject to the shareholder approval requirement. The Company and the Adviser may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation, which would permit the Adviser to enter into new or materially modify sub-advisory agreements with Affiliated Sub-advisers without shareholder approval. Therefore, under this Proposal, we are

25

seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Sub-advisers, subject to necessary regulatory relief.

If this Proposal is not approved by the Fund’s shareholders, then the Adviser would only enter into new or materially amended sub-advisory agreements with shareholder approval, causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board of Directors.

CONDITIONS OF THE ORDER AND/OR THE RULE

If still necessary under current SEC rules, the Company and the Adviser anticipate seeking the necessary approval from the SEC immediately after receiving shareholder approval of this Proposal. Such approval would be in the form of an exemptive order permitting the Adviser to employ a Manager of Managers Structure with respect to the Fund (the “Order”). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Company and the Adviser to employ a Manager of Managers Structure with respect to the Fund without obtaining the Order (the “Rule”), provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation. To date, the proposed Rule has not been adopted. You are also being asked to approve this Proposal and permit the implementation of the Manager of Managers Structure for the Fund contingent upon the receipt by the Company and the Adviser of the Order or the adoption of the proposed Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that the proposed Rule will be adopted.

The Order would grant the Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Company and the Adviser may employ the Manager of Managers Structure with respect to the Fund, subject to certain conditions, including the approval of this Proposal by the Fund’s shareholders. Neither the Fund nor the Adviser would rely on the Order unless all such conditions have been met. Upon finalization of the proposed Rule, it is expected that the Order will expire and that a Fund using the Manager of Managers Structure will comply with the then final Rule’s requirements. The ultimate conditions that would be included in the final Rule are expected to be similar to those included in the Order, but the conditions could differ to some extent from the conditions imposed under the final Rule. The conditions for relief that will be in the application for the Order are expected to be substantially similar to those customarily included in similar applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

(1) the Adviser will provide, pursuant to the Management Agreement, general management services to the Fund, including overall supervisory responsibility of the general management and investment of the Fund’s assets and, subject to review and approval of the appropriate Board, will (i) set the

26

Fund’s overall investment strategies, (ii) evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets, (iii) allocate and, when appropriate, reallocate the Fund’s assets among one or more sub-advisers, (iv) monitor and evaluate sub-adviser performance, and (v) implement procedures reasonably designed to ensure that sub-advisers comply with the Fund’s investment objective, policies and restrictions;

(2) Before the Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund’s outstanding voting shares as defined in the 1940 Act;

(3) The Prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The Prospectus will prominently disclose that the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement;

(4) Within 90 days of the hiring of any new sub-adviser, the Fund will furnish its shareholders with an information statement containing all information about the new sub-adviser, including, as applicable, aggregate fees paid to the Adviser and Affiliated Sub-advisers and aggregate fees paid to non-affiliated sub-advisers. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (except as modified by the Order to permit the aggregate fee disclosure previously described);

(5) No Director or officer of the Company nor director or officer of the Adviser will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser except for (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control, with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser;

(6) At all times, a majority of the Board will be Independent Directors, and the nomination of new or additional Independent Directors will be placed within the discretion of the then-existing Independent Directors;

(7) Whenever a sub-adviser change is proposed for the Fund with an Affiliated Sub-adviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its

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shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-adviser derives an inappropriate advantage;

(8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

(9) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Company’s Independent Directors. The selection of such counsel will be placed within the discretion of the Independent Directors;

(10) The Adviser will provide the Board, no less frequently than quarterly, with information about the Adviser’s profitability on a per-Fund basis. This information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter;

(11) Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the Adviser’s profitability;

(12) The Adviser and the Fund will not enter into a sub-advisory agreement with any Affiliated Sub-adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund;1 and

(13) The Order will expire on the effective date of the proposed Rule, if adopted.

BENEFITS TO THE FUND

The Board believes that it is in the best interests of the Fund’s shareholders to allow the Adviser the maximum flexibility to appoint, supervise and replace sub-advisers and to amend sub-advisory agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to the Fund and may cause delays in executing changes that the Board and the Adviser have determined are necessary or desirable. These costs are often borne entirely by the Fund (and therefore indirectly by the Fund’s shareholders). If shareholders approve the

1 As discussed above, however, you are being asked to approve the Manager of Managers Structure with respect to Affiliated Sub-advisers as well as sub-advisers who are not affiliated with the Adviser, subject to receipt of further regulatory approval either through an SEC rule or exemptive relief. Therefore, if the Company were to obtain such further regulatory approval and shareholders approved this Proposal, the Board could appoint and replace Affiliated, as well as unaffiliated, Sub-advisers without shareholder approval.

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policy authorizing a Manager of Managers Structure for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a sub-adviser, when the Board and the Adviser believe that the appointment would be in the best interests of the Fund and its shareholders.

Although shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Directors, would continue to oversee the sub-adviser selection process to help ensure that shareholders’ interests are protected whenever the Adviser would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Directors, would still be required to evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

BOARD CONSIDERATION

In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Board, including a majority of the Independent Directors, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure:

(1) A Manager of Managers Structure will enable the Adviser to employ sub-advisers with varying investment styles or investment focuses to help enhance performance by expanding the securities in which the Fund may invest;

(2) A Manager of Managers Structure will enable the Adviser to promptly reallocate Fund assets among one or more sub-advisers in response to varying market conditions;

(3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to the Fund, in appointing new sub-advisers when the Board and the Adviser believe that such appointment would be in the best interests of Fund shareholders;

(4) The Adviser would be directly responsible for (i) establishing procedures to monitor a sub-adviser’s compliance with the Fund’s investment objectives and policies, (ii) analyzing the performance of the sub-

29

adviser and (iii) recommending allocations and reallocations of Fund assets among one or more sub-advisers; and

(5) No sub-adviser could be appointed, removed or replaced without Board approval and involvement.

Further, the Independent Directors were advised by independent legal counsel with respect to these matters.

REQUIRED VOTE

Approval of Proposal 3 by the Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of the Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3 — THE APPROVAL OF A MANAGER OF MANAGERS STRUCTURE

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PROPOSAL 4:

TO APPROVE THE RECLASSIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

Introduction

The Fund is subject to a “fundamental” investment objective. Under the 1940 Act, “fundamental” investment objectives may be changed or eliminated only if shareholders approve such action. A fund’s investment objective, however, is not required to be classified as fundamental under the 1940 Act, although many funds’ investment objectives are classified as such largely as a result of comments given by state securities administrators during the state registration process, as well as because of historical drafting conventions. In light of the elimination of substantive state securities administrator review of mutual funds, and in order to provide the Fund’s Adviser and Sub-Advisers with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Board is recommending that shareholders approve the reclassification of the Fund’s investment objective as non-fundamental. The Board does not currently anticipate that the approval of the reclassification of the Fund’s investment objective will materially affect the way that the Fund is currently being managed. The Fund’s current investment objective is to seek long-term capital growth.

The Board has approved the redesignation of the Fund’s investment objective from fundamental to non-fundamental. A non-fundamental investment objective may be changed at any time by the Board without the delay and expense of soliciting proxies and holding a shareholder meeting.

Discussion of Proposed Changes

The Board does not anticipate that the reclassification of the Fund’s investment objective from fundamental to non-fundamental will alter the Fund’s investment objective. The reclassification would, however, provide the Board with the flexibility to approve a change in the Fund’s non-fundamental investment objective in the future, without the delays or expense of a shareholder vote, if the Board were to determine that such a change would be in the best interests of shareholders. If this Proposal is approved, if at any time in the future, the Board approves a change in the Fund’s non-fundamental investment objective, shareholders will be given notice of the change. In such a case, shareholders will have to reconsider whether the Fund continues to be an appropriate investment vehicle for the shareholder.

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The Board recommends that shareholders approve the reclassification of the Fund’s fundamental investment objective from fundamental to non-fundamental. The Board does not currently anticipate that the reclassification of the Fund’s investment objective from fundamental to non-fundamental would materially change the way the Fund is managed. Although approval of the reclassification of the Fund’s investment objective as non-fundamental will permit the Board to change the Fund’s investment objective without shareholder approval, the Funds will provide shareholders with prior written notice before any such change is made.

Shareholder Approval

Approval of Proposal 4 by the Fund’s shareholders will require the affirmative vote of a majority of its outstanding shares, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the re-designation of the Fund’s investment objective from fundamental to non-fundamental is not approved by its, the Fund’s investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 — THE APPROVAL OF THE RECLASSIFICATION OF THE FUND’S FUNDAMENTAL INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

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PROPOSAL 5

TO APPROVE THE PAYMENT OF INTERIM SUB-ADVISORY FEES

TO THE FUND’S SUB-ADVISERS

INTRODUCTION

As discussed in Proposal 1, following KCM’s notification of its intent to cease serving as the Fund’s sole sub-adviser effective July 15, 2007, the Board convened its June Meeting to discuss the Adviser’s recommendations concerning KCM’s replacement. At the June Meeting, the Adviser recommended, and the Company’s Board of Directors approved, the use of multiple sub-advisers to diversify the management of the Fund’s portfolio. In connection with the Adviser’s recommendations, the Board, including a majority of the Independent Directors, approved: (i) the appointment of BB&A, Trendstar and the London Company as the Fund’s new sub-advisers; (ii) the Interim Agreements; and (iii) the submission of the Proposed Sub-Advisory Agreements for each Sub-Adviser to Fund shareholders for approval. Following these Board approvals, the Sub-Advisers began managing the Fund’s assets pursuant to the Interim Agreements. As previously discussed, the Interim Agreements contemplate that the Sub-Advisers will continue to manage their respective segment of the Fund pursuant to the Interim Agreements only until Fund shareholders approve the Proposed Sub-Advisory Agreements.

With respect to the Interim Agreements, the Board is proposing that Fund shareholders approve the payment of sub-advisory fees to the Sub-Advisers since December 12, 2007. December 12, 2007 was the 150th-day after the termination of the KCM sub-advisory agreement. The significance of the 150-day period is that Rule 15a-4 under the 1940 Act allows an investment adviser, under certain conditions, to temporarily provide advisory services to a fund pursuant to a written interim advisory agreement that has not been approved by shareholders for up to 150-days while the fund seeks shareholder approval of a definitive advisory agreement. (Section 15 of the 1940 Act requires shareholders to approve investment advisory agreements.) The Fund, however, did not rely on Rule 15a-4 with respect to the Interim Agreements because the Fund did not fit within the conditions required to rely on the Rule. The SEC staff has expressed its view that the Fund should have imposed a 150-day limit on the Interim Agreements and should have escrowed the sub-advisory fees accrued since December 12, 2007, even though the Fund was not relying on Rule 15a-4. Consequently, due to the SEC staff’s position and because the Fund’s Interim Agreements have remained in effect beyond the 150-day period, the Board is asking Fund shareholders to approve the payment of the Fund’s sub-advisory fees made, or to be made,

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pursuant to the Interim Agreements since December 12, 2007. The Interim Agreements, and the sub-advisory fees payable thereunder, will continue in effect only until the Proposed Sub-Advisory Agreements are approved by Fund shareholders as described in Proposal 1, which is expected to occur on March 31, 2008. (See Proposal 1 for a discussion of the general terms and conditions of the Interim Agreements as well as the Board’s considerations in determining to approve the Interim Agreements.) From December 12, 2007 until January 31, 2008, BB&A, Trendstar and the London Company have accrued fees equal to approximately $10,821, $11,331 and $4,407, respectively.

If this proposal is not approved by Fund shareholders, the Board will consider what action to take.

Required Vote

Approval of Proposal 5 by the Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of the Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGER

AFBA Investment Management Company (the “Adviser”) serves as the Fund’s investment adviser. The address of the Adviser is 909 N. Washington Street, Alexandria, Virginia. The Adviser is a wholly owned subsidiary of 5Star Financial LLC (“5Star Financial”) and, ultimately, a wholly owned subsidiary of the Armed Forces Benefit Association (“AFBA”). The following table summarizes information about the principal executive officer and directors of the Adviser. The address of each person listed below is the same address as the adviser.

Principal Occupation
in Addition
Name	Position	to Position at Adviser

General Ralph E. Eberhart, USAF (Ret.)	Chairman of the Board and Director	President of AFBA and Director and Chairman of 5Star Financial and 5Star Bank

Robert E. Morrison, Jr.	President and Director	N/A

Clifford H. Rees, Jr.	Director	Consultant, The Rees Group

Kimberly E. Wooding	Director	Executive Vice President and Chief Financial Officer 5Star Life Insurance Company

Salvatore R. Faia	Chief Compliance Officer	President of Vigilant Compliance Services

Michael E. Houchins	Chief Financial Officer	N/A

Andrew J. Welle	Senior Vice President, Chief Operating Officer and Secretary	President of AFBA 5Star Securities Company

John R. Moorman	Assistant Vice President and Membership Sales Director	N/A

Mark A. Toura	Vice President	N/A

FUND SERVICES, DISTRIBUTOR AND CUSTODIAN

PFPC, Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (“PFPC”), provides various administrative and accounting services to the Fund under an Administration and Accounting Services Agreement dated December 18, 2000, between PFPC and the Company. PFPC Distributors, Inc., 760 Moore Road, King

35

of Prussia, Pennsylvania 19406 acts as distributor of the Fund’s shares. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19103, acts as custodian of the Fund’s securities and other assets. PFPC is affiliated with PFPC Distributors, Inc. and PFPC Trust Company. Each of these entities is a wholly owned subsidiary of The PNC Financial Services Group, Inc.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Fund’s last audited financial statements and annual report, for the fiscal year ended March 31, 2007 are available free of charge. To obtain a copy, please call (888) 578-2733, or forward a written request to 909 North Washington Street, Alexandria, Virginia 22314.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with the Board by sending communications to the Board of Directors of AFBA 5Star Fund, Inc. c/o Secretary of the Funds, Andrew J. Welle, AFBA 5Star Investment Management Company, 909 N. Washington Street, Alexandria, Virginia 22314.

SHARES OUTSTANDING

The chart below lists the number of shares that are outstanding for each class of the Fund as of the Record Date:

Number of Shares
Fund Class	Outstanding

AFBA Small Cap Fund	4,781,258.901
Class A	2,878,316.302
Class B	195,193.608
Class C	764,228.207
Class I	941,286.466
Class R	2,234.318

PRINCIPAL SHAREHOLDERS

For a list of shareholders or entities that, to the best of each Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund as of the Record Date, please refer to Exhibit D to this Proxy Statement.

In addition, to the knowledge of the Fund’s management, as of the Record Date, no Director, or principal executive officer of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund or a

36

class of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares by the Trust will be passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, is the Fund’s current independent auditor. The independent auditor is selected by the Fund’s Directors each year.

AUDIT COMMITTEE AND INDEPENDENT AUDITORS

The Fund’s Audit Committee is responsible for the selection of the Fund’s independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. The Fund’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Fund as well as non-audit services to the Fund, the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides on-going services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund.

Selection of Independent Auditors.  The Audit Committee and the Board selected the firm of Cohen Fund Audit Services, Ltd (“Cohen”) as independent auditors of the Fund for the current fiscal year. The Fund’s independent auditor for the past two fiscal years was PricewaterhouseCoopers LLC (“PwC”). Representatives of Cohen and PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence or a response to an appropriate question.

Audit Fees

The aggregate fees billed by and paid to PwC for professional services rendered by PwC for the audit of the AFBA Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2006 and March 31, 2007 were $114,000 and $106,500, respectively.

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Audit-Related Fees

PwC did not render any assurance and related services that were reasonably related to the performance of the audit or review of the AFBA Funds’ financial statements and not reported under “Audit Fees” above for the fiscal years ended March 31, 2007 and March 31, 2006.

Tax Fees

The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning were $33,000 for the fiscal year ended March 31, 2007 and $30,700 for the fiscal year ended March 31, 2006.

Aggregate Non-Audit or Other Fees

PwC did not render any non-audit services or provide other products or services to the AFBA Funds, the Adviser or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the AFBA Funds for the fiscal years ended March 31, 2007 and March 31, 2006.

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ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

RECORD DATE

Only shareholders of record of the Fund as of the close of business on February 19, 2008 (“Record Date”) will be entitled to notice of, and to vote at, the Meeting. Each share of record of the Fund on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board on behalf of the Company and the Fund to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Fund on or about February 20, 2008.

The cost of soliciting proxies, including costs relating to the preparation of the Proxy Statement, printing, mailing and solicitation, including the fees of a proxy soliciting agent will be borne by the Adviser. The Adviser reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. PFPF Proxy Services, a proxy solicitation firm, has been engaged to solicit proxies in connection with the Meeting. The cost of the proxy solicitation firm is estimated to be between $11,000 and $20,000.

The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Adviser involved in the solicitation of proxies. The Adviser will pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the executive officers and employees of the Fund, the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

REVOCATION OF PROXIES

You may revoke your proxy at any time before it is voted on by: (1) sending a written revocation to the Secretary of the Company; (2) forwarding a later-dated proxy that is received by the Company at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting.

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VOTING BY BROKER-DEALERS

The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM

With regard to the Fund, a majority of the Fund’s aggregate shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists, but will not be counted as votes cast at the Meeting.

ADJOURNMENT

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting originally notified.

OTHER MATTERS, SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Fund is not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund’s offices at 909 North Washington Street, Alexandria, VA 22314, so they are received within a reasonable time before any such meeting in order to be included in an AFBA Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder

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proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Company’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By Order of the Board of Directors,

Andrew J. Welle
Secretary

Dated: February 19, 2008
Alexandria, Virginia

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EXHIBITS

Exhibit A:	Form of Proposed Sub-Advisory Agreement

Exhibit B:	Agreement and Plan of Reorganization

Exhibit C:	Comparison of Delaware and Maryland Law

Exhibit D:	List of Principal Shareholders of Each Class of the Fund as of the Record Date

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EXHIBIT A —	FORM OF PROPOSED SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of the [          ] day of [          ], 2007 by and between AFBA 5Star Investment Management Company, a Virginia corporation (the “Adviser”), and [Sub-Adviser], a [state] [corporation/company/LLC] (the “Sub-Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Adviser has been retained to act as investment adviser pursuant to an Investment Management Agreement, dated April 1, 2001 (the “Advisory Agreement”), with AFBA 5Star Fund, Inc. (the “Company”), a Maryland corporation registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which consists of separate series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Company’s Board of Directors, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in the provision of a continuous investment program for that portion of one or more of the Company’s series’ (each a “Fund”) assets which the Adviser will assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

1. Appointment as Sub-Adviser.  The Adviser hereby appoints the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Company’s Board of Directors, and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such appointment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same degree of skill, care and diligence in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities, and that a prudent manager would exercise under the circumstances.

2. Duties of the Sub-Adviser.

(a) Investments.   The Sub-Adviser is hereby authorized and directed, and hereby agrees, subject to the stated investment objectives, policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as amended from time to time (collectively referred to as the “Prospectus”) and subject to the directions of the Adviser and the Company’s Board of Directors, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor such investments on an ongoing basis. In providing these services, the Sub-Adviser will conduct an ongoing program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Adviser agrees to provide the Sub-Adviser information concerning (i) a Fund; (ii) its assets available or to become available for investment; and (iii) the conditions of a Fund’s or the Company’s affairs as relevant to the Sub-Adviser.

(b) Compliance with Applicable Laws, Governing Documents and Company Compliance Procedures.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall, with respect to Sub-Adviser Assets, (i) act in conformity with: (A) the Company’s MD Articles and By-Laws; (B) the Prospectus; (C) the policies and procedures for compliance by the Company with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the “Company Compliance Procedures”); and (D) the instructions and directions received in writing from the Adviser or the Directors of the Company; and (ii) conform to and comply with the requirements of the 1940 Act, the Advisers Act, and all other federal laws applicable to registered investment companies’ and Sub-Advisers’ duties under this Agreement. The Adviser will provide the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties and obligations under this Agreement.

The Adviser will provide the Sub-Adviser with reasonable advance notice, in writing, of: (i) any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus; (ii) any change to the Company’s MD Articles or By-Laws; or (iii) any material change in the Company Compliance Procedures; and the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall manage the Sub-Adviser Assets consistently with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Company or the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus and copies of the revised Company Compliance Procedures, as applicable, reflecting such changes. The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Company’s registration statement on Form N-1A, or otherwise as reasonably requested by the Adviser.

In order to assist the Company and the Company’s Chief Compliance Officer (the “Company CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Company CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”), as reasonably requested by the Company CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Company Compliance Procedures in managing the Sub-Adviser Assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Company Compliance Procedures that related to the Sub-Adviser’s management of the Sub-Adviser Assets.

(c) Sub-Adviser Compliance Policies and Procedures.  The Sub-Adviser shall promptly provide the Company CCO with copies of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the “Sub-Adviser Compliance Procedures”), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Company CCO so as to facilitate the Company CCO’s performance of the Company CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Company’s Board of Directors on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Company CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Sub-Adviser Assets. The Sub-Adviser shall provide to the Company CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Sub-Adviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Sub-Adviser Assets. At least annually, the Sub-Adviser shall provide a certification to the Company CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws.

(d) Voting of Proxies.   Unless otherwise instructed by the Adviser or the Company, the Sub-Adviser shall have the power, discretion and responsibility to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Company or a Fund. The Sub-Adviser shall also provide its Proxy Voting Policy (the “Proxy Policy”), and, if requested by the Adviser, a summary of such Proxy Policy suitable for including in the Prospectus, and will provide the Adviser with any material amendment to the Proxy Policy within a reasonable time after such amendment has taken effect. If both the Sub-Adviser and another person managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security.

(e) Agent.   Subject to any other written instructions of the Adviser or the Company, the Sub-Adviser is hereby appointed the Adviser’s and the Company’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that, the Sub-Adviser’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and the Sub-Adviser’s duties and obligations under this Agreement and the Company’s governing documents.

(f) Brokerage.   The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with an issuer or with any broker or dealer selected by the Sub-Adviser, pursuant to this paragraph. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek, on behalf of a Fund, the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund. Such authorization is subject to termination at any time by the Board of Directors of the Company for any reason. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers that are affiliated with the Adviser, the Sub-Adviser, the Company’s principal underwriter, or other sub-Advisers (if applicable) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Company’s Rule 17e-1 and Rule 10f-3 procedures. The Adviser will identify all brokers and dealers affiliated with the Company, the Adviser, and the Company’s principal underwriter (and the other Sub-Advisers of the Fund, to the extent such information is necessary for the Sub-Adviser to comply with applicable federal securities laws), other than those whose sole business is the distribution of mutual fund shares, who effect securities transactions for customers. The Adviser shall promptly furnish a written notice to the Sub-Adviser if the information so provided is no longer accurate.

In connection with its management of the Sub-Adviser Assets and consistent with its fiduciary obligation to the Sub-Adviser Assets and other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be, over time, the most equitable and consistent with its fiduciary obligations to the Sub-Adviser’s Assets and to such other clients.

(g) Securities Transactions.   In no instance will any Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Company’s principal underwriter, or any affiliated person of the Company, the Adviser, the Sub-Adviser or the Company’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act, including Rule 17a-7 thereunder.

The Sub-Adviser acknowledges that the Adviser and the Company may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to the Company with respect to transactions in securities for the Sub-Adviser Assets or any other transactions of Company assets.

The Sub-Adviser is authorized to engage in transactions in which the Sub-Adviser, or an affiliate of the Sub-Adviser, acts as a broker for both the Fund and for another party on the other side of the transaction (“agency cross transactions”). The Sub-Adviser shall effect any such agency cross transactions in compliance with Rule 206(3)-2 under the Advisers Act and any other applicable provisions of the federal securities laws and shall provide the Adviser with periodic reports describing such agency cross transactions. By execution of this Agreement, the Adviser authorizes the Sub-Adviser or its affiliates to engage in agency cross transactions, as described above. The Adviser may revoke its consent at any time by written notice to the Sub-Adviser.

The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Company’s portfolio holdings to any person or entity other than the Adviser, the Company’s custodian, or other persons expressly designated by the Adviser. Notwithstanding the foregoing, Adviser agrees and understands that certain funds that are sub-advised by the Sub-Adviser (the “Subadvised Funds”) and separate accounts managed by the Sub-Adviser (the “Separate Account Clients”) may have substantially similar investment objectives and strategies as the Company and therefore potentially substantially similar portfolio holdings as the Company. The Subadvised Funds may permit disclosure of portfolio holdings pursuant to the funds’ respective portfolio holdings disclosure policies and the Separate Account Clients may have access to their portfolio holdings and may not be subject to portfolio holdings disclosure policies.

(h) Code of Ethics.  The Sub-Adviser hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Adviser and the Company, and any material violation of such policies and procedures and code of ethics by personnel of the Sub-Adviser, the sanctions imposed in response thereto, and any issues arising under such policies and procedures and code of ethics shall be reported to the Adviser and the Company at the times and in the format reasonably requested by the Adviser and the Board of Directors.

(i) Books and Records.   The Sub-Adviser shall maintain detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Company are the property of the Company and will be surrendered promptly to the Company upon request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act. Such records may be inspected by representatives of the Company at reasonable times and will be delivered to the Company in a reasonable time, upon request.

(j) Information Concerning Sub-Adviser Assets and the Sub-Adviser.   From time to time as the Adviser, and any consultants designated by the Adviser, or the Company may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Company may reasonably request. The Sub-Adviser will provide the Adviser with information (including information that is required to be disclosed in the Prospectus) with respect to the portfolio managers responsible for Sub-Adviser Assets, any changes in the portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. The Sub-Adviser will promptly notify the Adviser of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Company’s Board of Directors to review the Sub-Adviser Assets.

(k) Valuation of Sub-Adviser Assets.   As requested by the Adviser or the Company’s Valuation Committee, the Sub-Adviser hereby agrees to provide additional assistance to the Valuation Committee of the Company, the Adviser and the Company’s pricing agents in valuing Sub-Adviser Assets held in the portfolio. Such assistance may include information regarding fair value pricing of portfolio securities, as requested by the Adviser. The Sub-Adviser further agrees that it will appoint a contact person that the Adviser may contact to discuss such valuation issues. The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the “Securities Act”), and any rule or regulation thereunder.

(l) Custody Arrangements.   The Sub-Adviser shall provide the Adviser, its consultant(s) and the Company’s custodian such information as the Adviser and the Company’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(m) Historical Performance Information.   To the extent agreed upon by the parties, the Sub-Adviser will provide the Company with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

(n) Regulatory Examinations.   The Sub-Adviser will cooperate promptly and fully with the Adviser and/or the Company in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Company, the Fund or the Adviser brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Company or the Adviser in any way or otherwise be deemed an agent of a Fund, the Company or the Adviser.

4. Services to Other Clients.  Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment Advisory, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that the Sub-Adviser may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for a Fund. The Sub-Adviser is not obligated to initiate transactions for a Fund in any security that the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

5. Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for a Fund. The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Company or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Company and the Adviser reasonable records of all such expenses.

6. Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets’ average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

7. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Company as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a [corporation/company/limited liability company], duly organized and validly existing under the laws of [state], with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and has been duly authorized and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Sub-Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Company with a complete copy of all subsequent amendments to its Form ADV.

(e) The Sub-Adviser currently carries professional errors and omissions liability covering services provided hereunder by the Sub-Adviser with a combined single limit of not less than $5,000,000 per claim and $10,000,000 in the aggregate annually. The Sub-Adviser will not materially change (other than to increase the level of coverage) or terminate any of such coverages without at least 30 days’ prior written notice to the Adviser. The Sub-Adviser further agrees to notify the Adviser as soon as possible when the Sub-Adviser receives notice of any adverse material change or termination of the specified coverages.

8. Representations and Warranties of the Adviser.

The Adviser represents and warrants to the Sub-Adviser and the Company as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Virginia, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement;

(e) The Adviser and the Company have duly entered into the Advisory Agreement pursuant to which the Company authorized the Adviser to enter into this Agreement; and

(f) The Adviser and the Company have policies and procedures designed to detect and deter disruptive trading practices, including “market timing,” and the Adviser and the Company each agree that they will continue to enforce and abide by such policies and procedures, as amended from time to time, and comply with all existing and future laws relating to such matters or to the purchase and sale of interests in the Funds generally.

9. Survival of Representations and Warranties; Duty to Update Information.
All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 7 and 8 of this Agreement, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10. Liability and Indemnification.

(a) Liability.   The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law that cannot be waived or modified hereby. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Company’s assets not managed by the Sub-Adviser pursuant to this Agreement.

(b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Company and each Fund, and their respective affiliates and controlling persons (the “Sub-Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Company or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified by the Sub-Adviser for any liability or expenses which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified by the Adviser for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

11. Duration and Termination.

(a) Duration.   This Agreement, unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of execution (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year, so long as such continuance thereafter is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b) Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (i) the vote of a majority of the Directors of the Company, the vote of a majority of the outstanding voting securities of the Fund, or the Adviser, or (ii) the Sub-Adviser on not less than 90 days written notice to the Adviser and the Company. This Agreement may also be terminated as to any Fund at any time by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Company to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Company to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. In the event that such proposed change in control of the Sub-Adviser shall occur following either: (i) receipt by the Adviser and the Company of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an “Information Statement”). In addition, if the Sub-Adviser shall resign, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of an Information Statement.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12. Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Company’s Board of Directors, and (b) the vote of a majority of those Directors of the Company who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or No Action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding securities.

13. Confidentiality.  Any information or recommendations supplied by either the Adviser or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including portfolio holdings of the Company, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the custodian, and such persons as the Adviser may designate in connection with the Sub-Adviser Assets. Nothing in this Agreement shall be construed to prevent the Sub-Adviser from giving other entities investment advice about, or trading on their behalf, in the securities of a Fund or the Adviser.

14. Use of Sub-Adviser’s Name.  If the Adviser seeks to use the Sub-Adviser’s name in the marketing of the Fund, it shall furnish the Sub-Adviser at its principal office drafts of all materials (including but not limited to prospectuses, proxy statements and reports to shareholders) prepared for distribution to shareholders of the Fund or the public which refer to the Sub-Adviser in any way for approval prior to distribution. All such materials shall be subject to the review and consent (such consent to not be unreasonably withheld) of the Sub-Adviser at least five business days prior to use. If Adviser does not receive a response from the Sub-Adviser with respect to such materials within five business days, such materials shall be deemed accepted by the Sub-Adviser.

15. Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered,

certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)	If to the Adviser:

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, VA 22314
Attention: President

(b) If to the Sub-Adviser:

16. Governing Law.  This Agreement shall be governed by the internal laws of the State of Virginia without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term “Fund” or “Funds” shall refer to those Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

AFBA 5Star Investment Management Company

By:
Name:
Title

[SUB-ADVISER]

By:
Name:
Title:

EXHIBIT A

FEE SCHEDULE
to
SUB-ADVISORY AGREEMENT
between
AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
and
[SUB-ADVISER]

[          ], 2008

Fund(s)	Annual Fee

[Insert fee]

EXHIBIT B — AGREEMENT AND PLAN OF REORGANIZATION

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this           day of [          ], 2008 by and between AFBA 5Star Fund, Inc., a Maryland corporation (the “Fund”), and AFBA 5Star Funds, a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Plan of Reorganization.

(a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (including, without limitation, all portfolio securities and instruments, dividend and interest receivables, receivables for shares sold, claims and rights of action, contractual rights, cash and other assets) (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of common stock, $1.00 per share, of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the “Board of Directors”) authorizing the transactions contemplated by this Agreement.

(b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of common stock such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver his/her share certificates of the Fund to the DE Trust in exchange for share certificates of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

(c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

(d) The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

2.	Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”). Solely for purposes of this paragraph, the effectiveness of one or more post-effective amendments to the Fund’s Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

3.	Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b) (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

(d) The Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the DE Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement has been duly executed and delivered by the DE Trust and is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization have been duly authorized, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

(e) The DE Trust shall have received the opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Fund is duly incorporated, validly existing and in good standing under the laws of the State of Maryland; and (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

(f) The shares of the DE Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

(g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

(h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series and class of the Fund, to:

(1) Elect as Trustees of the DE Trust the following individuals: General Monroe W. Hatch, Jr., USAF (Ret.); General Louis C. Wagner, Jr., USA (Ret.); Lieutenant General John S. Fairfield, USAF (Ret.); Brigadier General Henry J. Sechler, USAF (Ret.); General Ralph E. Eberhart, USAF (Ret.); Charles A. Gabriel; Robert E. Morrison, Jr.; and such other directors as may be approved by shareholders of the Fund before the Effective Date of the Reorganization; and

(2) Approve an Investment Management Agreement between AFBA 5Star Investment Management Company (“Investment

Manager”) and the DE Trust, which is substantially identical to the then-current Investment Management Agreement between Investment Manager and the Fund, and approve the Subadvisory Agreements between Investment Manager and such sub-advisors as may be approved by shareholders of the series of the Fund before the Effective Date of the Reorganization (“Subadvisors”), which are substantially identical to the then-current Subadvisory Agreements between Subadvisors and Investment Manager;

(i) The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

(1) Approval of the Investment Management Agreement and Subadvisory Agreements described in paragraph (h)(2) of this Section 3 between Investment Manager and the DE Trust and the Investment Manager and the Subadvisors, respectively;

(2) Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between PFPC Trust Company and the Fund;

(3) Selection of PricewaterhouseCoopers LLP as the DE Trust’s independent auditors for the fiscal year ending March 31, 2008;

(4) Approval of the assignment to the DE Trust of a fund administration and accounting agreement with PFPC Inc.;

(5) Approval of a distribution agreement between the DE Trust and PFPC Distributors, Inc.;

(6) Approval of a form of dealer agreement with PFPC Distributors, Inc, including any amendment(s) to the form of dealer agreement;

(7) Approval of distribution plans by the DE Trust pursuant to Rule 12b-1 under the 1940 Act relating to each of Class A, Class B, Class C and Class R (or their equivalents);

(8) Approval of the multiple class plan(s) pursuant to Rule 18f-3;

(9) Approval of the assignment to the DE Trust of a transfer agent and shareholder services agreement with PFPC Inc.;

(10) Authorization of the issuance by the DE Trust prior to the Effective Date of the Reorganization of one share of each series and class of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(11) Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of each series and class of the DE Trust.

(12) Authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Trust under this Agreement.

4.	Dissolution of the Fund.

Promptly following the consummation of the distribution of each series and class of shares of the DE Trust to holders of the corresponding series and class of shares of the Fund under this Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the Secretary of State of Maryland of Articles of Dissolution.

5.	Termination.

The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.	Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.	Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.	Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

AFBA 5Star Fund, Inc.
(a Maryland corporation)

Attest:

By	By
Name:	Name:
Title:	Title:

AFBA 5Star Fund
(a Delaware statutory trust)

Attest:

By	By
Name:	Name:
Title:	Title:

EXHIBIT C —	COMPARISON OF DELAWARE AND MARYLAND LAW GOVERNING INSTRUMENTS AND STATE LAW

Comparison of Maryland and Delaware Law

The following is only a discussion of certain material differences between the governing document for the existing Maryland corporation (the “Acquired Fund”) and its successor Delaware statutory trust (the “Acquiring Trust”), and is not a complete description of the Acquired Fund’s and the Acquiring Trust’s governing documents. Further information about the Acquired Fund’s current corporate structure is contained in the Acquired Fund’s prospectus and governing documents and in relevant state law.

Organization and Capital Structure

The Acquired Fund is incorporated under the Maryland General Corporation Law (the “Maryland Statute”). The Acquired Fund’s operations are governed by its Articles of Incorporation, as amended or supplemented from time to time (the “MD Articles”), and its by-laws (the “MD By-Laws”). The business and affairs of the Acquired Fund are managed under the supervision of its Board of Directors.

The shares of common stock issued by the Acquired Fund have a par value of $1.00 per share. The Acquired Fund’s MD Articles authorizes a fixed number of shares, which the Acquired Fund’s Board of Directors may increase or decrease by amending or supplementing the MD Articles. The Acquired Fund’s shares may be divided into separate and distinct series and/or classes.

The Acquiring Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Acquiring Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its by-laws (the “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Acquiring Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Acquiring Trust’s Board of Trustees. The Acquiring Trust’s series and classes are identical to those of the Acquired Fund.

Meetings of Shareholders and Voting Rights

The MD Articles and the MD By-Laws provide certain requirements for meetings of shareholders. The MD By-Laws require the Acquired Fund to hold annual shareholder meetings in any year in which certain actions are required to be taken by shareholders. In any other circumstances, the Acquired Fund may hold a special meeting of shareholders, which may be called by the president of the Acquired Fund or a majority of the Board of Directors of the Acquired Fund or by the president or secretary of the Acquired Fund upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to be cast at the meeting. Once a shareholder meeting is called, notice must be given no more than ninety (90) and no less than ten (10) days before the shareholder meeting. In addition, the record date of the meeting must set at no more than ninety (90) days and no less than ten (10) days before the meeting.

With respect to voting, each shareholder is entitled to one vote for each full share of stock that they hold, and a proportionate fractional vote for each fractional share of stock that they hold. The MD Articles also provides that shareholders of a particular series or class shall have exclusive voting rights with respect to any matter submitted to a vote of shareholders that affects only the holders of that series or class, in accordance with applicable law. The MD By-Laws provide that “the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding shall constitute a quorum.” The MD By-Laws also provide that a majority of the stockholders entitled to vote present in person or represented by proxy is sufficient to take action at a meeting of shareholders for all actions which may come properly before the meeting, including the election of directors. There is no cumulative voting for any matter. In addition, under the MD Articles and the MD By-Laws, there is no provision for action by written consent of shareholders without a shareholder meeting, unless it is by unanimous written consent, which is often difficult to obtain.

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, the chairperson of the Board or by the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees, and shall be called by the president or any vice-president at the request of holders of 10% or more of the outstanding shares if the shareholders pay the reasonably estimated cost of preparing and mailing the notice. No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve (12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

The DE Declaration generally provides that each full share of an Acquiring Trust is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the Acquiring Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that forty percent (40%) of the outstanding shares of the Acquiring Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

With respect to shareholder meetings, shareholders are entitled to notice of a shareholder meeting not less than ten (10) and not more than one hundred and twenty (120) days before the shareholder meeting. The record date requirement under the DE Declaration states that the record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting.

Liability of Shareholders

Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to the liability of shareholders of an Acquired Fund. The Maryland Statute generally provides that a shareholder of a Maryland corporation generally is not obligated to the Acquired Fund or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been paid.

Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Acquiring Trust. However, the Acquiring Trust’s Board of Trustees may cause any shareholder to pay for charges of its Acquiring Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to that shareholder that are beyond the customary services provided for the benefit of all shareholders.

Liability Among Series

The MD Articles generally provides that the allocation of assets and liabilities among the series or classes of stock, as applicable, of the Acquired Fund will be determined by the Board of Directors in accordance with the provisions of the MD Articles and applicable law. The Maryland Statute provides that, in the case of a Maryland corporation registered as an investment company under the 1940 Act that has established multiple series or classes of stock, liabilities of a particular series or class are only enforceable against the assets of that series or class, and not against the assets of the Acquired Fund generally or any other series or class of stock.

The DE Declaration also provides that each series of its Acquiring Trust shall be separate and distinct from any other series of the Acquiring Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Acquiring Trust or any other series. Each class of a series of an Acquiring Trust shall be separate and distinct from any other class of that series.

Dividends and Distributions

The MD Articles provides that dividends and distributions may be paid to shareholders of each series or class, as applicable, of the Acquired Fund in such amounts as may be declared from time to time by the Board of Directors.

The DE Declaration also provides that the shareholders of any series or class of the Acquiring Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees. The right of the Acquiring Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Acquiring Trust’s Board of Trustees pursuant to the 1940 Act. Dividends and distributions may be paid in cash, in kind or in shares of the respective Trust, and the respective Board may retain such amounts as it may deem necessary or desirable for the conduct of the respective Trust’s affairs.

Election of Directors/Trustees; Terms; Removal

The MD Articles and/or MD By-Laws provides that each director of an Acquired Fund shall serve until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, removal or the earlier termination of the director’s term of office. The MD Articles and/or MD By-Laws provide that directors may be removed, with or without cause by a vote of the shareholders.

Under the DE Declaration, each trustee of an Acquiring Trust shall hold office for the earlier of (1) the lifetime of the Acquiring Trust; (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve; or (3) the next meeting of shareholders called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any trustee may be removed, with or without cause, by its Acquiring Trust’s Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose.

There is no cumulative voting for the election of trustees of the Acquiring Trust or the directors of the Acquired Fund. The governing instruments for the Acquiring Trust and the Acquired Fund each provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The MD Articles provides that no director or officer will be subject to personal liability to the Acquired Fund or its shareholders for monetary damages, except: (i) where the director or officer received an improper benefit of money, property or services; or (ii) to the extent that a judgment or other final adjudication adverse to the director or officer is entered based upon a finding that the director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. In addition, the Maryland Statute provides that a director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The MD Articles and/or MD By-Laws provides that the Acquired Fund shall indemnify its directors, officers and representatives to the extent permitted by law. The Maryland Statute authorizes indemnification of directors and officers of a Maryland corporation with regard to any threatened, pending or completed legal action, suit or proceeding. Under the Maryland Statute, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding covered by the Maryland Statute. Mandatory indemnification covers all reasonable expenses incurred. Under the Maryland Statute, indemnification is permissive unless it is established that: (1) the act or omission of the director of officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful. However, if the proceeding was a derivative action, no indemnification will be made if the individual is adjudged to be liable to the corporation unless approved by a court, in which case indemnification is limited to expenses.

The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Acquiring Trust shall be liable to the Acquiring Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties (“Disqualifying Conduct”). Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of an Acquiring Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their designated capacity, shall be personally liable to any other person, other than an Acquiring Trust or its shareholders, for any act, omission or obligation of the Acquiring Trust or any trustee thereof.

The Acquiring Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the Acquiring Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

The MD Articles provides that no shareholder of the Acquired Fund will be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of securities of the Acquired Fund. The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Acquiring Trust or any series thereof.

Amendments to Organizational Documents

The MD Articles may be amended at any time by a vote of a majority of the Acquired Fund’s Board of Directors and, if legally required, by approval of the amendment by shareholders. The MD By-Laws may be amended, or new by-laws may be adopted, by a vote of the majority of the Acquired Fund’s Board of Directors. The MD By-Laws of the Acquired Fund also provide that they may be amended by a vote of the majority of the shares of stock of the Acquired Fund present and voting at a meeting of the shareholders of the Acquired Fund.

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Acquiring Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders’ meeting called for that purpose where a quorum is present, or by a majority of the Acquiring Trust’s Board of Trustees.

Inspection Rights

A shareholder of an Acquired Fund may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the Acquired Fund’s principal office. In addition, the Maryland Statute provides that any person who has held at least five percent (5%) of any class of a corporation’s stock for at least six (6) months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within twenty (20) days after a qualifying shareholder request is made.

The DE By-Laws provide that, upon reasonable written demand to the Acquiring Trust, a shareholder may inspect certain information as to the governance and affairs of its Acquiring Trust for any purpose reasonably related to the shareholder’s interest as a shareholder. However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours) may be established by the Board or, if the Board has not done so, by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorizes its respective Board or, in case the Board does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the respective Acquiring Trust to disclose; (2) could damage the respective Acquiring Trust; or (3) that the respective Acquiring Trust is required by law or by agreement with a third party to keep confidential.

Dissolution and Termination

The MD Articles provides that the duration of the Acquired Fund shall be perpetual. Under the Maryland Statute, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. A vote of a majority of all votes entitled to be cast on the proposed dissolution is required to approve the dissolution. In addition, the Maryland Statute provides that shareholders of a corporation entitled to cast at least twenty-five percent (25%) of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on certain enumerated grounds set forth in the Maryland Statute (including, among other things, failure of the shareholders to elect directors).

Under the DE Declaration, the Acquiring Trust, or one of its series or classes, may be dissolved by a majority of votes cast of the Acquiring Trust, series or class, as applicable, or at the discretion of its respective Board of Trustees at any time there are no outstanding shares or upon prior written notice to the Acquiring Trust’s, series’ or class’ shareholders. When an Acquiring Trust or one of its series has dissolved, the Board shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Declaration further provides that any remaining assets of a dissolved Acquiring Trust or series shall be distributed to the shareholders of the respective Trust or series, as applicable, ratably according to the number of outstanding shares of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

The MD Articles and the MD By-Laws do not contain specific provisions with regard to derivative actions.

Maryland courts recognize derivative actions even in the absence of a specific statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or an Acquiring Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the Acquiring Trust’s governing instrument. The DE Declaration provides that a shareholder may bring a derivative action on behalf of its respective Acquiring Trust only if the shareholder first makes a pre-suit demand upon its respective Board of Trustees to bring the action, unless the pre-suit demand is excused. A pre-suit demand shall only be excused if a majority of the respective Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action by virtue of receiving payment for serving on the respective Board of Trustees of an Acquiring Trust or of one or more other investment companies with the same or an affiliated investment adviser or underwriter.

EXHIBIT D —	LIST OF PRINCIPAL SHAREHOLDERS OF EACH CLASS OF THE FUND AS OF THE RECORD DATE

Principal Shareholders of the Funds

	Name and	Percentage
Fund Class	Address of Owner	of Fund

Class A Shares	Prudential Investment Management Service FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Floor 11 Mail stop: NJ 05-11-20 Newark, NJ 07102	39.44%
	Charles Schwab & Co Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	9.13%
Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	61.96%
	PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	11.74%
Class R Shares	NFS LLC FEBO Woodland Property Partners, INC. James M. Marshall 900 Carroll Street Perry, GA 31069-3314	33.83%
	AFBA Investment Management Co.* Attn: Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	46.22%
	Counsel Trust FBO Pasley Management Group, L.P. 401 K The Times Building 1251 Waterfront Place Pittsburgh, PA 15222-4235	19.95%

*	Shareholder of record, not beneficial owner.

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of the Fund.

D-1

AFBA 5STAR SMALL CAP FUND A SERIES OF AFBA 5STAR FUND, INC. SPECIAL ANNUAL MEETING OF SHAREHOLDERS — MARCH 31, 2008 The undersigned hereby revokes all previous proxies for his or her shares and appoints Robert E. Morrison, Jr. and Andrew J. Welle, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above-referenced fund (the “Fund”) that the undersigned is entitled to vote at the Special Annual Meeting of Shareholders to be held at 909 N. Washington Street Alexandria, VA 22314 at 11:00 a.m. Eastern time on March 31, 2008, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the meeting. This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposals (including all nominees for director). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Your vote is very important. Please complete, sign, and return the proxy card promptly using the enclosed envelope if you do not wish to vote in person, by internet or phone. Dated: ___Signature(s) of Participants(s) (Please sign in the box) Please sign exactly as your name appears in the registration on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. When shares are held by a corporation, please sign in full corporate name by president or other authorized officer. When shares are held in partnership, please sign in partnership name by authorized person. Please mark here if address change or comment noted on proxy. [ ] Internet Vote on the internet at www.2voteproxy.com and follow the on-screen instructions. Call To vote call toll-free 1-800-830-3542 and follow the recorded instructions. Mail Return the signed proxy card in the enclosed envelope. OR OR (Continued and to be signed on the other side) ▲ FOLD AND DETACH HERE

Your proxy is important to assure a quorum at the Special Annual Meeting of Shareholders of the Fund whether or not you plan to attend the Special Annual Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Annual Meeting and attend in person. The Board of Directors recommends a vote FOR each Proposal. Please refer to the Proxy Statement discussion of each of these proposals. Proposal 1 — To Approve New Sub-Investment Advisory Agreement(s) between AFBA 5Star Investment Management Company (the “Adviser”) and the Sub-Advisers for the Fund. This Proposal involves separate votes on Sub-Proposals 1(a)-1(c)) FOR the proposal AGAINST the proposal ABSTAIN 1(a): To Approve a New Sub-Advisory Agreement between the Adviser and Bjurman, Barry & Associates, under which BB&A Would Serve as One of Three Sub-Adviser to the AFBA 5Star Small Cap Fund FOR the proposal AGAINST the proposal ABSTAIN 1(b): To Approve a New Sub-Advisory Agreement between the Adviser and TrendStar Advisors, LLC, under which TrendStar Would Serve as One of Three Sub-Adviser to the AFBA 5Star Small Cap Fund. FOR the proposal AGAINST the proposal ABSTAIN 1(c): To Approve a New Sub-Advisory Agreement between the Adviser and The London Company of Virginia, under which the London Company Would Serve as One of Three Sub-Adviser to the AFBA 5Star Small Cap Fund. Proposal 2 — To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company to a Delaware statutory trust. FOR the proposal AGAINST the proposal ABSTAIN Proposal 3 — To Approve a “Manager of Managers” Structure for the Fund. FOR the proposal AGAINST the proposal ABSTAIN Proposal 4 — To approve the reclassification of the Fund’s investment objective from fundamental to non-fundamental. FOR the proposal AGAINST the proposal ABSTAIN